                                                                   EXHIBIT 10.9

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

Shares Issuable Upon Exercise:  Up to 120,238

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  NANOGEN, INC.

                            EXPIRES DECEMBER 3, 2003

         THIS CERTIFIES THAT, for value received, Aventis Research and Technologies Verwaltungs GmbH ("AVENTIS") or its registered assigns (Aventis or its registered assigns shall hereinafter be referred to as "HOLDER"), is entitled, subject to the terms and conditions set forth below, to subscribe for and purchase up to 120,238 shares (as adjusted pursuant to the provisions hereof, the "SHARES") of the fully paid and nonassessable common stock ("COMMON STOCK"), par value $.001 per share, of Nanogen, Inc., a Delaware corporation (the "COMPANY") at an exercise price per share of $6.17 (such price and such other price as shall result, from time to time, from adjustments specified herein is referred to as the "EXERCISE PRICE"). The term "WARRANT" as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is being issued pursuant to the Letter Agreement between Aventis' parent corporation, Hoechst Atkiengesellschaft, and the Company, dated December 4, 1997 (the "LETTER AGREEMENT")

         1. TERM. Subject to the terms and conditions set forth herein, this Warrant is exercisable, in whole or in part, at any time and from time to time from and after December 3, 1998 (the "GRANT DATE") and prior to 5:00 p.m., Pacific Standard Time on the date above that is the fifth anniversary of the Grant Date (the "EXERCISE PERIOD") and shall be void thereafter. Pursuant to the Letter Agreement, if the price of the Common Stock exceeds the Exercise Price by 50% or more on any trading day after the Grant Date, Holder must exercise the Warrant no later than the end of the next fiscal year.

         2. METHOD OF EXERCISE; NET ISSUE EXERCISE.

         (a) METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. This Warrant may be exercised by the Holder, by either, at the election of the Holder, (i) the surrender of this Warrant to the Company (with the Notice of Exercise attached hereto as Exhibit A-1 duly completed and executed on behalf of the Holder), at the principal office of the Company and by payment to the Company, for the account of the Company, by check or wire transfer of immediately available funds to a bank account specified by the Company, of an amount equal to the Exercise Price multiplied by the number of Shares then being purchased as specified in the Exercise Form in lawful money of the United States of America or (ii) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the Notice of Exercise attached hereto as Exhibit A-2 duly completed and executed on behalf of Holder) at the principal office of the Company and by payment to the Company, for the account of the Company, by check, wire transfer of immediately available funds to a bank account specified by the Company or from the proceeds of the sale of Shares to be sold by the Holder in such public offering of an amount equal to the Exercise Price multiplied by the number of Shares then being purchased as specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Shares shall be deemed to be issued to the Holder as the record holder of such Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Shares as aforesaid (the "EXERCISE DATE"). A stock certificate or certificates for the Shares specified in the Notice of Exercise shall be delivered to the Holder as soon as practicable, and in any event within 30 days thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of common stock prior to the date as of which the Holder shall be deemed to be the record holder of such Shares. However, the number of Shares shall be adjusted to reflect any stock dividend, stock split or other conversion of the number of shares of the Company into a different number of shares, however denominated, as described in Section 3.

         (b) NET ISSUE EXERCISE. In lieu of exercising this Warrant pursuant to
Section 2(a), the Holder may elect to receive, without payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company (with the Notice of Exercise attached hereto as Exhibit A-1 hereto duly completed and executed) at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                       X = Y (A-B)
                                           -------
                                              A

                 where

                          X  =    the number of shares to be issued to
                                  the Holder  pursuant  to this
                                  Section 2(b).

                          Y  =    the number of shares of common
                                  stock otherwise issuable under this
                                  Warrant (as adjusted to the date of
                                  such calculation).

                          A  =    the closing stock price of one
                                  share of the Company's common stock
                                  as reported by the Nasdaq National
                                  Market the business day immediately
                                  prior to the Exercise.

                          B  =    the Exercise Price in effect under
                                  this Warrant at the time the net
                                  issue election is made pursuant to
                                  this Section 2(b).

         3. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) RECLASSIFICATION OR MERGER. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value top no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant) providing that the Holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3. The provisions of this Section 3(a) shall similarly apply to successive reclassification, changes, mergers and transfers.

         (b) SUBDIVISIONS OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price and the number of shares issuable upon exercise hereof shall be proportionately adjusted.

         (c) STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except any distribution specifically provided for in Sections 3 (a) and (b)), then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall immediately after such dividend or distribution and the number of Shares subject to this Warrant against impairment.

         (d) NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holder of this warrant against impairment.

         (e) NOTICES OF RECORD DATE. In any event in any taking of the Company of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend (other than cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the Holder of the Warrant, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

         4. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall within 20 days of such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

         5. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

         6. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         7. RIGHTS OF STOCKHOLDERS. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the holder of common stock nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

         8. TRANSFER OF WARRANT.

         (a) WARRANT REGISTER. The Company will maintain a register (the "WARRANT REGISTER") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 8(a) above, issuing the common stock, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

         (c) TRANSFERABILITY AND NONNEGOTIABILITY OF WARRANT. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Notwithstanding the foregoing, no investment representation letter or opinion of counsel shall be required for any transfer of this Warrant (or any portion thereof) or any shares of common stock issued upon exercise hereof (i) in compliance with Rule 144 or Rule 144A of the Act, or (ii) by gift, will or intestate succession by the Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 8(c). In addition, if the holder of the Warrant (or any portion thereof) or any common stock issued upon exercise hereof delivers to the Company an unqualified opinion of counsel that no subsequent transfer of such Warrant or common stock shall require registration under the Act, the Company shall, upon such contemplated transfer, promptly deliver new documents/certificates for such Warrant or common stock that do not bear the legend set forth in Section 8(e)(ii) below. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "ACT"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form attached hereto as Exhibit B) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

         (d) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 8, the Company shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

         (e) COMPLIANCE WITH SECURITIES LAWS.

               (i) The Holder of this Warrant represents and warrants to the Company that it is an accredited investor under the Act. The Holder represents and warrants to the Company that it has all of the information necessary for it to evaluate an investment in the Company's securities.

               (ii) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of common stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of common stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws. Upon the exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of common stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

               (iii) This Warrant and all shares of common stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

               "NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED."

               (iv) The Company agrees to remove promptly, upon the request of the holder of this Warrant and Securities issuable upon exercise of the Warrant, the legend set forth in Section 8(e)(ii) above from the documents/certificates for such securities upon full compliance with this Agreement and Rules 144 and 144A.

         9. RESERVATION OF STOCK. The Company covenants that, the Company will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of common stock upon the exercise of this Warrant (including any adjustment in the number of Shares pursuant to Section 2(a)). The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of common stock upon the exercise of this Warrant.

         10. REGISTRATION ON FORM S-3.

         (a) The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, Holder shall have the right to request one or more registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Shares to be disposed of and the intended methods of disposition of such shares by Holder), provided, however, that the Company shall not be obligated to effect any such registration if (i) Holder proposes to sell Shares on Form S-3 at an aggregate price to the public of less than $3,000,000, or (ii) in the event the Company shall furnish the certification described in Section 10(d)(ii) (but subject to the limitations set forth therein), or (iii) the Company has, within the one year period preceding the date of such request already effected one registration on Form S-3 for the Holders pursuant to this Section 10.

         (b) If a request complying with the requirements of Section 10(a) hereof is delivered to the Company, the provisions of Sections 10(a)(i) and (ii) and Section 10(c) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 10(b) hereof shall apply to such registration.

         (c) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 10:

               (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

               (ii) During the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

         (d) Subject to the foregoing clauses (i) and (ii), the Company shall file a registration statement covering the Shares so requested to be registered as soon as practicable after receipt of the request of Holder; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (c) above) the Company may not defer the filing for a period of more than 180 days after receipt of the request of Holder, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve month period.

         11. EXPENSES OF REGISTRATION. All Registration Expenses (as defined herein) incurred in connection with any registration, qualification or compliance pursuant to Section 10 hereof and reasonable fees of one counsel for Holder shall be borne by the Company. All Selling Expenses (as defined herein) relating to securities so registered shall be borne by the holders of such securities PRO RATA on the basis of the number of shares of securities so registered on their behalf. "REGISTRATION EXPENSES" shall mean all expenses incurred in effecting any registration pursuant to this Warrant, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel for the selling stockholders, blue sky fees and expenses, accounting fees and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of additional counsel for the stockholders. Registration Expenses do not include the compensation of regular employees of the Company, which shall be paid in any event by the Company. "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Shares and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

         12. AMENDMENTS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         13. MISCELLANEOUS.

         (a) GOVERNING LAW. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state, without regard to the conflicts of law provisions thereof.

         (b) ATTORNEYS' FEES; LITIGATION EXPENSES. In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party may collect the cost of attorney's fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party's rights hereunder.

         (c) TRANSFER RESTRICTIONS. The rights to cause the Company to register securities granted to a Holder by the Company under Section 10 may be transferred or assigned by Holder only to a transferee or assignee of not less than 100,000 Shares, provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Warrant.

         (d) EXPIRATION DATE. This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday or United States federally recognized Holiday, this expiration date for this Warrant shall be extended to 5:00 p.m. Pacific standard time on the business day following such Saturday, Sunday or recognized Holiday.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its one of its officers thereunto duly authorized.

         Dated:  September 22, 2000

                                         NANOGEN, INC., a Delaware corporation



                                         By     /s/ VERA P. PARDEE
                                            ------------------------------------
                                             Vera P. Pardee, Esq.
                                             Vice President, Assistant General
                                             Counsel and Assistant Secretary

                                   EXHIBIT A-1
                               NOTICE OF EXERCISE

To:  Nanogen, Inc.                                     Date:
     10398 Pacific Center Court                             --------------------
     San Diego, CA  92121
     Attn:  General Counsel

Dear Sir:

         (1) The undersigned hereby elects to purchase shares of common stock of Nanogen, Inc. (the "COMPANY") either (check box):

                      pursuant to the terms of Section 2(a) of the attached
                  Warrant, and tenders herewith payment of the purchase price for such shares in full or pursuant to the net issue provisions of Section 2(b) of
                  the Warrant and surrenders the right to purchase _______ shares of Common Stock pursuant to the Warrant.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

         (3) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:


                                       -----------------------------------------
                                       (Name)

         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                       -----------------------------------------
                                       (Name)


                                       -----------------------------------------
                                       Signature

                                       Address:
                                                --------------------------------

                                                --------------------------------

                                   EXHIBIT A-2
                               NOTICE OF EXERCISE
                           (PURSUANT TO REGISTRATION)

To:  Nanogen, Inc.                              Date:
     10398 Pacific Center Court                       ------------------------
     San Diego, CA  92121
     Attn:  General Counsel

Dear Sir:

         (1) Contingent upon and effective immediately prior to the closing (the "CLOSING") of the Company's public offering contemplated by the Registration Statement on Form S-3, filed with the Securities and Exchange Commission on __________________________, 20__, the undersigned hereby elects to purchase
____________________ shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant.

         (2) Please deliver to the custodian for the selling stockholders a stock certificate representing such ________ shares.

         (3) The undersigned has instructed the custodian for the selling stockholders to deliver to the Company $__________________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.

         (4) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:


                                       -----------------------------------------
                                       (Name)

         (5) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                       -----------------------------------------
                                       (Name)

                                       -----------------------------------------
                                       Signature

                                       Address:
                                                --------------------------------

                                                --------------------------------

                                    EXHIBIT B

                                 ASSIGNMENT FORM

To:  Nanogen, Inc.                              Date:
     10398 Pacific Center Court                       ------------------------
     San Diego, CA  92121
     Attn:  General Counsel

Dear Sir:

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of common stock set forth below:

Name of Assignee         Address                          No. of Shares
-----------------------  -------------------------------  ---------------------








and does hereby irrevocably constitute and appoint the General Counsel of Nanogen, Inc. (the "COMPANY") to make such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

                                       -----------------------------------------
                                       Signature (of Holder)

                                       Address:
                                                --------------------------------

                                                --------------------------------



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